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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 12, 2005

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                        EDUCATION MANAGEMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                 000-21363               25-1119571
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

      210 Sixth Avenue, Pittsburgh, Pennsylvania                  15222
       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.13e-4(c ))

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ITEM 8.01. - OTHER EVENTS.

On December 12, 2005, Education Management Corporation (the "Company") issued a press release announcing that The Art Institute of Dallas has been placed on probation by the Commission on Colleges of the Southern Association of Colleges and Schools (the "Commission"). A copy of the Company's press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporate by reference.

The information contained in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)  None.

(b)  None.

(c)  Exhibits

          Exhibit 99.1 Press release dated December 12, 2005 announcing that The Art Institute of Dallas has been placed on probation by the Commission on Colleges of the Southern Association of Colleges and Schools

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EDUCATION MANAGEMENT CORPORATION


                                             By: /s/ Robert T. McDowell
                                                 -------------------------------
                                                 Robert T. McDowell
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated: December 13, 2005

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                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press release dated December 12, 2005 announcing that The Art
                Institute of Dallas has been placed on probation by the Commission on Colleges of the Southern Association of Colleges and Schools